Selected Quarterly Financial Data (unaudited)	12 Months Ended
Dec. 31, 2015
Quarterly Financial Information Disclosure [Abstract]
Selected Quarterly Financial Data (unaudited)
SELECTED QUARTERLY FINANCIAL DATA (unaudited)
The following tables summarize our unaudited consolidated quarterly results of operations as reported for 2015 and 2014:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2015:
Revenue	$2,169.4	$2,311.4	$2,344.0	$2,290.2
Operating income	372.8	389.2	442.9	353.9
Net income	172.5	190.3	215.2	172.4
Net income attributable to Republic Services, Inc.(1)	172.4	190.3	215.0	172.3
Diluted earnings per common share	0.49	0.54	0.61	0.49
2014:
Revenue(1)	$2,077.2	$2,229.2	$2,267.9	$2,229.1
Operating income(1)	306.1	378.3	382.4	166.4
Net income	132.6	179.0	185.8	50.5
Net income attributable to Republic Services, Inc.	132.5	179.0	185.8	50.3
Diluted earnings per common share	0.37	0.50	0.52	0.14

(1) - Line items in these rows do not total to amounts reported in the consolidated statements of income for the years ended December 31, 2015 and 2014 due to rounding.
During the fourth quarter of 2015, we recorded charges of $4.1 million for withdrawal events at the multiemployer pension plan to which we contribute related to our operations in Puerto Rico, as well as $0.4 million of legal charges. During the third quarter of 2015, we recorded a reduction to remediation expenses of $50.0 million related to an insurance recovery at our closed Bridgeton Landfill. During 2014, environmental remediation charges were incurred at our Bridgeton Landfill, of which $36.1 million was recorded during the first quarter of 2014, and $174.5 million was recorded during the fourth quarter of 2014.